Ex-10.36
Selling Agreement by and between the Company and WMS Financial Planners, Inc. and Pacific West Securities, Inc.
dated March 20, 2000


                                  EXHIBIT 10.36


                                SELLING AGREEMENT

                               TELEGEN CORPORATION
                                   $25,000,000
                     Up to 2,500,000 Shares of Common Stock

March 20, 2000

Mr. William M. Swayne, II, CFP
President
WMS Financial Planners, Inc.
2209 Eastlake Ave East,
Seattle, WA 98102

Ms. Lorretta Elderkin
President
Pacific West Securities, Inc.
1201 SW 7th Street, Suite 108,
Renton, WA 98057

Ladies and Gentlemen:

Telegen Corporation, a California corporation, (the "Company") proposes to offer, sell and issue in the aggregate up to 2,500,000 shares (the "Shares") of Common Stock, no par value, (the "Offering") at a price of (i) $10.00 per Share for the first $10,000,000 raised (the "$10 Shares"), (ii) a price per share to be determined by market conditions jointly by the Selling Agents and the Company (the "Second Offering Exercise Price"), for the next $10,000,000 raised (the "Second Offering Shares") and (iii) a price per share to be determined by market conditions jointly by the Selling Agents and the Company (the "Third Offering Exercise Price"), for the last $5,000,000 raised (the "Third Offering Shares"), for total gross proceeds of up to $25,000,000. The Offering shall commence with the $10 Shares being offered and sold, and thereafter the Second Offering Shares shall be offered and sold, and thereafter the Third Offering Shares shall be offered and sold. The Company hereby engages Pacific West Securities, Inc. ("PW") as its managing broker-dealer (the "Managing Dealer") and WMS Financial Planners, Inc. ("WMS") as its investment banker (the "Adviser") and PW and WMS jointly as its agents (PW and WMS are referred to herein as the "Selling Agents") to offer, offer for sale, and sell the Offering, subject to all of the terms, provisions, and conditions of this Agreement and pursuant to all of the terms, provisions, and conditions set forth in a confidential Disclosure Memorandum of the Company to be issued on or about March 15, 2000 (the "Memorandum"). Further, the Offering shall be conducted on a "best efforts basis.

        (1) REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Selling Agents that:

                a. The Company will carefully and diligently prepare the Memorandum and all exhibits thereto, all in compliance with Rule 506 of Regulation D under the Securities Act of 1933, as amended (the "Act"), and with applicable provisions of the securities laws of the various states in which it is contemplated that the Shares will be offered. The Memorandum shall be supplemented upon the sale of the $10 Shares to so disclose such sale and the offering of the Second Offering Shares and shall be supplemented upon the sale of the Second Offering Shares to so disclose such sale and the offering of the Third Offering Shares.

                b. The Memorandum, as of the date issued, will conform in all material respects to the applicable provisions of the Act and the rules and regulations promulgated thereunder (the "Rules and Regulations"), and, to the best of the Company's knowledge, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                c. From the effective date of the Memorandum and until the Termination Date (as defined below), and except as contemplated in the Memorandum, the Company shall promptly prepare a supplement to the Memorandum advising the Managing Dealer and Selling Agents of any of the following events, if they occur: If the Company incurs any material liabilities or obligations, direct or contingent, not in the ordinary course of its business, or if the Company enters into any material transaction, not in the ordinary course of its business, or sustains any loss or damage to its properties, whether or not insured, which would be material and adverse to the business of the Company; or if there occurs any material adverse change in the capital stock or debt of the Company, or any material adverse change (whether or not in the ordinary course of business) in the condition, financial or otherwise, or earnings, affairs, or business of the Company. Prior to the Termination Date, the Company shall not declare any dividends or distributions in respect of its capital stock or change its Articles of Incorporation or bylaws in any way that adversely affects the Shares.

                d. The Shares shall be duly authorized and, upon receipt by the Company of the consideration for the Shares, shall be validly issued, fully paid and nonassessable Shares of the Company, and shall conform to the description thereof contained in the Memorandum.

        (2)     EMPLOYMENT OF THE SELLING AGENT.

                a. Subject to the terms and conditions herein set forth, the Company hereby employs the Selling Agents, for the purpose of offering and selling the Shares, as provided in this Agreement on a best efforts basis. The Company employs the Selling Agents as its agent commencing as of the date hereof and until the Termination Date or June 30, 2000, whichever date is earliest, (which date may be extended by written agreement between the Selling Agents and the Company until September 30, 2000) which date, or shortened or extended date, is referred to herein as the "Termination Date." The Selling Agents agree to use their best efforts to sell the Shares as the Company's agent. It is understood and agreed that there is no firm commitment on the part of the Selling Agents to purchase any of the Shares.

                b. The Selling Agents shall offer and sell the Shares hereunder at prices per Share as set forth in the first paragraph of this Agreement and on the terms of sale set forth in the Memorandum. Subject to the receipt by the Company of the proceeds from the sale thereof, the Selling Agents shall be entitled to a commission as follows:

                        (i) A commission of eight percent (8%) of the gross proceeds of the sale of the Shares, payable by the Company to the Selling Agents in cash or Shares of Common Stock priced at (i) $10.00 per share for sales of the $10 Shares, (ii) the Second Offering Exercise Price for the Second Offering Shares and (iii) the Third Offering Exercise Price for the Third Offering Shares, or any combination thereof, at the option of the Selling Agents.

                        (ii) An adviser fee of two and one half percent (2.5%) of the gross proceeds of the sale of the Shares, payable by the Company to WMS as Advisor. This commission shall be payable as follows: one percent (1%) in cash or Shares of Common Stock priced at (i) $10.00 per share for sales of the $10 Shares, (ii) the Second Offering Exercise Price for the Second Offering Shares and (iii) the Third Offering Exercise Price for the Third Offering Shares, or any combination thereof, at the option of WMS, and one and one half percent (1.5%) in Shares of Common Stock priced at (i) $10.00 per share for sales of the $10 Shares, (ii) the Second Offering Exercise Price for the Second Offering Shares and (iii) the Third Offering Exercise Price for the Third Offering Shares; plus

                        (iii) A commission of two and one half percent (2.5%) of the gross proceeds of the sale of the Shares, payable by the Company to PW as Managing Dealer. This commission shall be payable as follows: one percent (1%) in cash or Shares of Common Stock priced at (i) $10.00 per share for sales of the $10 Shares, (ii) the Second Offering Exercise Price for the Second Offering Shares and (iii) the Third Offering Exercise Price for the Third Offering Shares, or any combination thereof, at the option of PW, and one and one half percent

                                (1.5%) in Shares of Common Stock priced at (i) $10.00 per share for sales of the $10 Shares,
                                (ii) the Second Offering Exercise Price for the Second Offering Shares and (iii) the Third Offering Exercise Price for the Third Offering Shares; plus

                        (iv) A commission payable by the Company to the Selling Agents in three (3) year warrants substantially in the form attached hereto as
                                Exhibit 1 exercisable at (i) $10.00 per share for sales of the $10 Shares, (ii) the Second Offering Exercise Price for the Second Offering Shares and (iii) the Third Offering Exercise Price for the Third Offering Shares, at the rate of one (1) warrant for every twenty (20) Shares sold in the Offering (a maximum of 125,000 warrants if the full Offering is sold); plus

                        (v) A commission payable by the Company to PW as Managing Dealer in three (3) year warrants substantially in the form attached hereto as
                                Exhibit 1 exercisable at (i) $10.00 per share for sales of the $10 Shares, (ii) the Second Offering Exercise Price for the Second Offering Shares and (iii) the Third Offering Exercise Price for the Third Offering Shares, at the rate of one (1) warrant for every forty (40) Shares sold in the Offering (a maximum of 62,500 warrants if the full Offering is sold); plus

                        (vi) An adviser fee payable by the Company to WMS as Advisor in three (3) year warrants substantially in the form attached hereto as Exhibit 1 exercisable at (i) $10.00 per share for sales of the $10 Shares, (ii) the Second Offering Exercise Price for the Second Offering Shares and (iii) the Third Offering Exercise Price for the Third Offering Shares, at the rate of one
                                (1) warrant for forty (40) Shares sold in the Offering (a maximum of 62,500 warrants if the full Offering is sold).

                        Commissions payable hereunder shall be paid by the Company within fifteen (15) days of receipt by the Company of such proceeds and only following receipt of an executed Subscription Agreement and Suitability Questionnaire from each of the purchaser(s) thereof. All commissions set forth in the preceding subsections shall be payable regardless of which of the Selling Agents or their sub-agents sells any particular Shares. Subject to the limitations of Section 2(c) hereof, allocation of all commissions payable under subparagraphs (i) and (iv) of this paragraph shall be at the discretion of the Selling Agents, and the Company shall have no interest or responsibility in determining such allocation.

                        It is understood and acknowledged by the Selling Agents that receipt of the proceeds by the Company from sale of Shares and payment of commissions are contingent upon an order of the U. S. Bankruptcy Court for the Northern District of California (the "Court") confirming the Company's Plan of Reorganization (the "Plan"). For all purposes of this Agreement, receipt by the Company of the proceeds of sale shall mean actual receipt by the Company (as to the Shares, not deposit of proceeds into the escrow fund pursuant to an Escrow Agreement), and availability of such proceeds for use by the Company as described in the "Use of Proceeds" section of the Memorandum.

                c. The Managing Dealer may appoint other licensed broker-dealers to be employed as the non-exclusive agents of the Company to offer and sell the Shares, upon fulfillment of the following conditions:

                        (i) The receipt of the written consent of the Company, which consent shall not be unreasonably withheld;

                        (ii) Delivery to the Company of a Verified Statement, executed under penalty of perjury, (i) making the same representations regarding its licensing status as made by the Selling Agents in subparagraphs (5) a and (5) b hereof and (ii) that such person is a disinterested person with respect to the Debtor and does not hold or represent an interest adverse to the estate within the meaning of Section 327 of the U.S. Bankruptcy Code.

                        Except as set forth in this subparagraph (c), the Selling Agents may not appoint or employ any person or other entity as their agent or subagent or utilize the services of any other broker or dealer to participate in the sale of the Shares as a soliciting or participating dealer or otherwise.

                        Any such sub-agents or other broker-dealers appointed by the Selling Agents shall be appointed solely at the expense of the Selling Agents; the Company shall have no liability to such persons, and the Selling Agents shall indemnify and hold the Company harmless therefrom. Subject to the limitations in the preceding sentence, the Selling Agents may assign any portion of their commission payable under this Agreement to any subagent, broker-dealer, finder or other party by providing the Company with written notice of assignment stating the portion of the commission to be paid and the name, address, phone number and tax ID number of the party to whom the assignment is made.

                d. All proceeds received from the sale of the Shares shall be placed in an escrow, pursuant to an Escrow Agreement between the Company, PW and the Escrow, payable to the Company upon the confirmation of the Plan by the Court. In the event that the Company is unable to confirm the Plan by June 30, 2000 (or September 30, 2000, if extended by the Company and the Selling Agents), all proceeds from this Offering shall be returned to the buyers of the Shares and the Offering will terminate.

                e. It is understood and agreed that the Company, in its sole discretion, may (i) terminate the Offering at any time upon 30 days written notice, and (ii) reject any subscription for the Shares presented to it by the Selling Agent with such objection, if any, occurring within 30 days of receipt by Debtor.

                f. Each potential investor in the Offering shall be required to complete a Suitability Questionnaire in a form acceptable to the Company, which shall be provided to the Company upon the sale of the Shares to the investor. The Company shall determine, in its sole discretion, whether the potential investor qualifies as an Accredited Investor as defined in Rule 501(a) of Regulation D under the Act. If a potential investor does not qualify as an Accredited Investor as defined in Rule 501(a) of Regulation D under the Act, his investment will be promptly refunded. The Company may also reject any investor in the Offering for any reason whatsoever.

                g. Certificates for Shares, registered in such names as shall be provided for in the Subscription Agreements executed by the purchasers thereof, sold by the Selling Agents, shall be delivered to the Selling Agents as promptly as practicable after receipt by the Company of the proceeds of such sales.

                h. The Company shall have the right, subject to the approval of the Selling Agents, to compensate finders who refer potential investors in the Offering to the Company or the Selling Agents. Any fees or commissions paid by the Company to such finders shall reduce the fees and commissions due and payable to the Selling Agents pursuant to this Section 2 by an equal amount, such that the total fees and commissions payable to the finder and the Selling Agents shall together equal the amount payable under this Section 2.

        (3)     COVENANTS OF THE COMPANY. The Company covenants as follows:

                a. To make no amendment or supplement to the Memorandum of which the Selling Agents have not been furnished with a copy prior to the use thereof; and to advise the Selling Agents promptly of the issuance of any stop order or any similar order by the Securities and Exchange Commission or any state securities commission or agency.

                b. To furnish to the Selling Agents without charge copies of the Memorandum, including all exhibits thereto, and all amendments and supplements to any such documents, in each case as soon as available and in such reasonable quantities as the Selling Agents may from time to time request.

                c. If any event shall have occurred as a result of which the Memorandum, as then amended or supplemented, would include any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein not misleading, to notify the Selling Agents and, upon the request of the Selling Agents, to prepare and furnish without charge to the Selling Agents as many copies of a supplement or amendment to the Memorandum which will correct such statement or omission as the Selling Agents may from time to time reasonably request.

        (4) EXPENSES. Whether or not the transactions contemplated hereby are consummated or if this Agreement is terminated, the Company shall pay all costs and expenses incurred by it incident to the performance of the obligations of the Company hereunder, including the fees and expenses of the Company's counsel and the costs and expenses incident to the preparation and duplication of the Memorandum. The Selling Agents shall bear their own expenses in connection with the Offering.

        (5) REPRESENTATIONS AND WARRANTIES OF THE SELLING AGENTS. The Selling Agents hereby represents and warrants that:

                a. PW is, and at all relevant times will be, a member in good standing of the National Association of Securities Dealers, Inc.

                b. PW is, and at all relevant times will be, a registered broker-dealer with the Securities and Exchange Commission and licensed and in good standing under the laws of each state in which it will offer or sell Shares or is exempt from registration in each such state.

                c. Each person employed or appointed by the Selling Agents to offer or sell the Shares is and will be duly registered with the Securities and Exchange Commission, a member in good standing of the NASD, and is and will be licensed and in good standing under the laws of each state in which it will offer or sell the Shares.

                d. Prior to the date of the Memorandum, the Selling Agents have not made any offers for sale of the Shares.

        (6)     COVENANTS OF SELLING AGENTS. The Selling Agents covenant that:

                a. Each person to whom the Selling Agents will sell the Shares shall be an Accredited Investor (as defined in Rule 501(a) of Regulation D under the Act). The Selling Agents shall require that each potential investor shall fill out a Suitability Questionnaire, which shall be promptly provided to the Company.

                b. The Selling Agents will offer the Shares in compliance with Rule 501(c) and 506 of Regulation D under the Act.

                c. The Selling Agents will conduct the Offering in compliance with all relevant provisions of state securities laws.

                d. The Selling Agents will promptly advise the Company of the states into which they intend to offer the Shares and they shall not offer the Shares in those states unless and until the Company has determined that the Offering, as applicable, complies with all applicable state securities laws.

                e. The Selling Agents will promptly furnish the Company with a complete list of all persons or entities to whom the Shares have been offered or sold together with the completed and executed Subscription Agreements and Suitability Questionnaires for each purchaser of the Shares.

                f. Neither the Selling Agents nor any officer or other person employed by them will provide any information or make any representations to offerees of the Shares, other than such information and representations as are either contained in the Memorandum or are not inconsistent with information set forth in the Memorandum.

                g. In the event either of them learns of any circumstances or facts which it believes would make the Memorandum inaccurate or misleading as to any material fact, such Selling Agent shall immediately bring such circumstances or facts to the attention of the Company.

        (7)     INDEMNIFICATION.

                a. The Company shall indemnify and hold harmless the Selling Agents and each person, if any, who controls the Selling Agents within the meaning of the Act, jointly and severally, against any and all losses, claims, damages, liabilities, costs, and expenses (including reasonable attorneys' and experts' fees), to which the Selling Agents or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, liabilities, costs, and expenses (including reasonable attorneys' or experts' fees), or actions in respect thereto, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and shall reimburse the Selling Agents and each such controlling person for any reasonable legal or other expenses incurred by such Selling Agents or such controlling person in connection with investigating or defending any such loss, claim, damage, liability, cost, expense, or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability, or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Memorandum or such amendment or such supplement in reliance upon and in conformity with information furnished to the Company by or on behalf of the Selling Agents.

                b. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability under this Section 7. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this
                        Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

        (8) EFFECTIVE DATE AND TERMINATION. This Agreement shall become effective on the date this Agreement is approved by the Court or upon such later date as the Selling Agents and the Company shall agree in writing. This Agreement may be terminated by the Selling Agents, at the option of the Selling Agent by giving 30 days written notice to the Company and by the Company, at its option, by giving 30 days written notice to the Selling Agents.

        (9) REPRESENTATION AND INDEMNITIES TO SURVIVE DELIVERY. The respective indemnities, agreements, representations, and covenants of the Company and the Selling Agents set forth in this Agreement shall remain in full force and effect, and shall survive delivery of and payment for, the Shares.

        (10) EFFECT OF TERMINATION OF AGREEMENT. If this Agreement shall be terminated pursuant to the provisions of Section 2 or Section 8 hereof, the Company shall then be under no liability to the Selling Agents, except for the payment of commissions as provided in Section 2 and the indemnities provided for in
                Section 7 hereof. Upon termination hereof, the Selling Agents shall immediately cease and desist in all selling efforts relating to the Shares.

        (11) NOTICES. All requests, notices, and consents required or permitted to be given hereby shall be in writing, and shall be delivered either personally, by facsimile, or by courier service. Such notices, etc., given by facsimile shall be deemed delivered at the time shown on the confirmation report of the sender's facsimile machine, and shall be deemed given when received by the intended recipient if sent by either other method. Unless a party's delivery address or facsimile number is changed by written notice given as set forth in this section, notices, etc. shall be delivered to the Selling Agents at the addresses set forth at the head of this Agreement or (206) 726-1613 for the Adviser and (206) 271-3550 for the Managing Dealer, and, shall be sent to the Company at 1840 Gateway Drive, Suite 200, Foster City, California 94404, or (650) 261-9468 with copies to David L. Kagel, Esq., 1801 Century Park East, 20th Floor, Los Angeles, CA 90067 and (310) 553-9693.

        (12) ARBITRATION. Any and all claims or disputes arising out of or under this Agreement shall be determined and settled by arbitration to be conducted in San Francisco, California by and under the auspices of the American Arbitration Association. The award of the arbitrators may be entered as a judgment in accordance with California law.

        (13) SUCCESSORS, ET CETERA. This Agreement shall be binding upon and inure solely to the benefit of the Selling Agents and the Company; neither party may assign its rights or responsibilities under this Agreement without the prior written consent of the other party. No purchaser of any of the Shares shall be construed a beneficiary, successor or assign by reason merely of such purchase, and this Agreement shall not be construed to be for the benefit of any third party.

        (14) APPLICABLE LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of California as applied to contracts made and performed wholly within the State of California.

        (15) COURT APPROVAL. This Agreement is subject to approval by the U.S. Bankruptcy Court for the Northern District of California. Upon execution of this Agreement, the Company will promptly seek the approval of the Court to employ the Selling Agents according to the terms of this Agreement. The Selling Agents shall not offer the Shares for sale until receipt of such Court approval.

        (16) PRIOR AGREEMENT. This Agreement supersedes and modifies the prior Selling Agreement entered into between the Company and the Selling Agents dated March 8, 2000.

        (17) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties and no amendment, change, modification, or alteration of this Agreement shall be valid unless it is in writing and signed by the parties hereto.

        (18) CONSTRUCTION. As provided herein and as the context requires, the masculine gender shall be deemed to include the feminine and the neuter genders and vice versa; and the singular shall be deemed to include the plural and vice versa. This Agreement may be executed in one or more counterparts, each of which shall be deemed a duplicate original and all of which, taken together, shall be deemed a single agreement.

If the foregoing is in accordance with your understanding, please sign and return to us a counterpart thereof, whereupon this letter and your acceptance thereof shall constitute a binding agreement between you and the Company.

Very truly yours,

TELEGEN CORPORATION

/s/ JESSICA L. STEVENS

Jessica L. Stevens
President/CEO



ACCEPTED:

WMS Financial Planners, Inc.


   /S/ WILLIAM M. SWAYNE                         MARCH 20, 2000
------------------------------------------     ---------------------------------
Mr. William M. Swayne, II, CFP                 Date
President


Pacific West Securities, Inc.


   /S/ LORRETTA ELDERKIN                         MARCH 20, 2000
------------------------------------------     ---------------------------------
Ms. Lorretta Elderkin                          Date
President

                                    EXHIBIT 1


                                 Form of Warrant


        THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT
        (i) AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO, OR
        (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

                               TELEGEN CORPORATION

                            WARRANT FOR COMMON STOCK

                         VOID AFTER ___________________


Dated: __________________


Subject to the terms and conditions set forth herein, ________________________ (the "Holder"), or registered assigns, is entitled to purchase from TELEGEN CORPORATION, a California corporation (the "Company"), at any time from date hereof and on or before the date of termination of this Warrant, up to _________________ fully paid and non-assessable shares of the Company's Common Stock, without par value, at the price of US$_____ per share. The initial purchase price of US$_____ per share, and the number of shares purchasable hereunder, are subject to adjustment in certain events, all as more fully set forth under Section 4 herein.

1.      DEFINITIONS

        "COMMISSION" means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act and the Securities Exchange Act of 1934.

        "COMMON STOCK" means the Company's post reorganization Common Stock, any stock into which such stock shall have been changed or any stock resulting from any reclassification of such stock, and any other capital stock of the Company of any class or series now or hereafter authorized having the right to share in distributions either of earnings or assets of the Company without limit as to amount or percentage.

        "COMPANY" means Telegen Corporation, a California corporation, and any successor corporation.

        "EXERCISE PERIOD" means, subject to Section 5 herein, the period commencing immediately from date hereof and terminating at the earliest to occur of: (i) 5:00 p.m., Pacific Time, three (3) years from the date hereof, or (ii) the time immediately prior to the closing of (x) a merger or consolidation of the Company with or into another entity in which the shareholders of the Company immediately before such merger or consolidation own less than a majority of the surviving or resulting entity's outstanding voting stock immediately thereafter, or (y) a sale of all or substantially all of the Company's assets.

        "EXERCISE PRICE" means the price per share of Common Stock set forth in the preamble paragraph to this Warrant, as such price may be adjusted pursuant to Section 4 hereof.

        "FAIR MARKET VALUE" means the closing sale price or, if not available, then the closing bid price on a given trading day of the Company's Common Stock as reported on the electronic bulletin board under the symbol TLGNQ or successor symbol or as determined by the Company's Board of Directors in good faith, as applicable.

        "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, government entities and authorities and other organizations, whether or not legal entities.

        "PRINCIPAL EXECUTIVE OFFICE" means the Company's office at 1840 Gateway Drive, Suite 200, San Mateo, California, 94404, or such other office as designated in writing to the Holder by the Company.

        "RULE 144" means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that the Commission may promulgate.

        "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

        "SHAREHOLDER" means a holder of one or more Warrant Shares or shares of Common Stock acquired upon conversion of Warrant Shares.

        "WARRANT" means this Warrant and all warrants issued upon the partial exercise, transfer or division of or in substitution for this Warrant or any such warrant.

        "WARRANT SHARES" means the shares of Common Stock issuable upon the exercise of this Warrant, provided that if under the terms hereof there shall be a change such that the securities purchasable hereunder shall be issued by an entity other than the Company or there shall be a change in the type or class of securities purchasable hereunder, then the term shall mean the securities issuable upon the exercise of the rights granted hereunder.

2.      EXERCISE

        2.1 EXERCISE RIGHT; MANNER OF EXERCISE. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time and from time to time during the Exercise Period upon (i) surrender of this Warrant, together with an executed Notice of Exercise, substantially in the form of EXHIBIT A attached hereto, at the Principal Executive Office, and
(ii) payment to the Company of the aggregate Exercise Price for the number of Warrant Shares specified in the Notice of Exercise (such aggregate Exercise Price the "Total Exercise Price"). The Total Exercise Price shall be paid by check or wire transfer. The Person or Person(s) in whose name(s) any certificate(s) representing the Warrant Shares which are issuable upon exercise of this Warrant shall be deemed to become the holder(s) of, and shall be treated for all purposes as the record holder(s) of, such Warrant Shares, and such Warrant Shares shall be deemed to have been issued, immediately prior to the close of business on the date on which this Warrant and Notice of Exercise are presented and payment made for such Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to such Person or Person(s). Certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, deliver the certificate(s) representing the Warrant Shares and a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares which Holder is entitled to purchase hereunder. The issuance of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax (as opposed to any income tax on the Holder with respect to such issuance) with respect thereto or any other cost incurred by the Company in connection with the exercise of this Warrant and the related issuance of Warrant Shares.

        2.2 FRACTIONAL SHARES. The Company shall not issue fractional shares of Common Stock upon any exercise or conversion of this Warrant. As to any fractional share of Common Stock which the Holder would otherwise be entitled to purchase from the Company upon such exercise, the Company shall purchase from the Holder such fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest 1/100th of a share) by the Fair Market Value of a share of Common Stock on the date of the Notice of Exercise. Payment of such amount shall be made in cash or by check payable to the order of the Holder at the time of delivery of any certificate or certificates arising upon such exercise or conversion.

        2.3 RESERVATION OF SHARES; VALIDITY OF SHARES. The Company will reserve and keep available for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be sufficient to permit the exercise in whole or in part of this Warrant. Upon an exercise of this Warrant by the Holder in compliance with Section 2.1 above, all of the shares issued upon exercise of this Warrant shall be duly and validly issued, fully paid and non-assessable, and free and clear of any liens.

3.      WARRANT RECORDS AND TRANSFER

        3.1 MAINTENANCE OF RECORD BOOKS. The Company shall keep at the Principal Executive Office a record in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration and transfer of this Warrant. The Company and any Company agent may treat the Person in whose name this Warrant is registered as the owner of this Warrant for all purposes whatsoever and neither the Company nor any Company agent shall be affected by any notice to the contrary.

        3.2     RESTRICTIONS ON TRANSFERS.

                (a) COMPLIANCE WITH SECURITIES ACT. Upon exercise of this Warrant, and unless a registration statement covering the issuance of the underlying Common Stock is on file with the Commission and currently effective, the Holder shall confirm in writing, by executing the form attached hereto as EXHIBIT B, that the shares of Common Stock purchased thereby are being acquired for investment, solely for the Holder's own account and not as a nominee for any other Person, and not with a view toward distribution or resale.

                (b) CERTIFICATE LEGENDS. This Warrant, all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Securities Act), shall be stamped or imprinted with a legend in substantially the following form (in addition to any legends required by applicable state securities laws):

        THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT
        (i) AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO, OR
        (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

                (c) DISPOSITION OF WARRANT OR SHARES. With respect to any offer, sale or other disposition of this Warrant or any shares of Common Stock issued upon exercise of this Warrant prior to registration under the Securities Act of such shares, the Holder or the Shareholder, as the case may be, agrees to give written notice to the Company prior thereto, describing briefly the circumstances thereof, together with a written opinion of the Holder's or Shareholder's counsel, to the effect that such offer, sale or other disposition may be effected without registration under the Securities Act or qualification under any applicable state securities laws of this Warrant or such shares, as the case may be, and indicating whether or not under the Securities Act certificates for this Warrant or such shares, as the case may be, to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify the Holder or the Shareholder, as the case may be, that it may sell or otherwise dispose of this Warrant or such shares, as the case may be, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 3.2(c) that the opinion of counsel for the Holder or the Shareholder, as the case may be, is not reasonably satisfactory to the Company, the Company shall so notify the Holder or the Shareholder, as the case may be, promptly after such determination has been made and shall specify the legal analysis supporting any such conclusion. Notwithstanding the foregoing, this Warrant or such shares, as the case may be, may be offered, sold or otherwise disposed of in accordance with Rule 144, provided that the Company shall have been furnished with such information as the Company may reasonable request to provide reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing this Warrant or the shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act, unless in the aforesaid reasonably satisfactory opinion of counsel for the Holder or the Shareholder, as the case may be, such legend is not necessary in order to insure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

                (d) WARRANT TRANSFER PROCEDURE. Transfer of this Warrant to a third party, following compliance with the preceding subsections of this
Section 3.2, shall be effected by execution of the Assignment Form attached hereto as EXHIBIT C, and surrender of this Warrant at the Principal Executive Office, together with funds sufficient to pay any applicable transfer tax. Upon receipt of the duly executed Assignment Form and the necessary transfer tax funds, if any, the Company, at its expense, shall execute and deliver, in the name of the designated transferee or transferees, one or more new Warrants representing the right to purchase a like aggregate number of shares of Common Stock.

                (e) TERMINATION OF RESTRICTIONS. The restrictions imposed under this Section 3.2 upon the transferability of the Warrant and the shares of Common Stock acquired upon the exercise of this Warrant shall cease (i) with respect to the Common Shares acquired pursuant to the exercise of this Warrant only, if a registration statement covering the shares of Common Stock to be issued effective under the Securities Act at the time of such exercise, or (ii) if the Company is presented with an opinion of counsel reasonably satisfactory to the Company that such restrictions are no longer required in order to insure compliance with the Securities Act, or (iii) if such securities may be transferred in accordance with Rule 144(k). When such restrictions terminate, the Company shall, or shall instruct its transfer agent to, promptly and without expense to the Holder or the Shareholder, as the case may be, issue new securities in the name of the Holder and/or the Shareholder, as the case may be, not bearing the legends required under Section 3.2(b). In addition, new securities shall be issued without such legends if such legends may be properly removed under the terms of Rule 144(k).

4.      ANTIDILUTION PROVISIONS

        4.1 SPLITS AND COMBINATIONS. If the Company at any time subdivides any of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely if the outstanding shares of Common Stock are combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased. Upon any adjustment of the Exercise Price under this Section 4.2, the number of shares of Common Stock issuable upon exercise of this Warrant shall equal the number of shares determined by dividing (i) the aggregate Exercise Price payable for the purchase of all shares issuable upon exercise of this Warrant immediately prior to such adjustment by (ii) the Exercise Price per share in effect immediately after such adjustment.

        4.2 RECLASSIFICATIONS. If the Company changes any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted.

        4.3 LIQUIDATION; DISSOLUTION. If the Company shall dissolve, liquidate or wind up its affairs, the Holder shall have the right, but not the obligation, to exercise this Warrant effective as of the date of such dissolution, liquidation or winding up. If any such dissolution, liquidation or winding up results in any cash distribution to the Holder in excess of the aggregate Exercise Price for the shares of Common Stock for which this Warrant is exercised, then the Holder may, at its option, exercise this Warrant without making payment of such aggregate Exercise Price and, in such case, the Company shall, upon distribution to the Holder, consider such aggregate Exercise Price to have been paid in full, and in making such settlement to the Holder, shall deduct an amount equal to such aggregate Exercise Price from the amount payable to the Holder.

5.      MISCELLANEOUS

        5.1 HOLDER NOT A SHAREHOLDER. Prior to the exercise of this Warrant as hereinbefore provided, the Holder shall not be entitled to any of the rights of a shareholder of the Company including, without limitation, the right as a shareholder (i) to vote on or consent to any proposed action of the Company or
(ii) to receive (x) dividends or any other distributions made to shareholders,
(y) notice of or attend any meetings of shareholders of the Company, or (z) notice of any other proceedings of the Company.

        5.2 ENFORCEMENT COSTS. If any party to, or beneficiary of, this Warrant seeks to enforce its rights hereunder by legal proceedings or otherwise, then the non-prevailing party shall pay all reasonable costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys' fees (including the allocable costs of in-house counsel).

        5.3 NONWAIVER; CUMULATIVE REMEDIES. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder and/or any Shareholder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of the Holder or such Shareholder. No single or partial waiver by the Holder and/or any Shareholder of any provision of this Warrant or of any breach or default hereunder or of any right or remedy shall operate as a waiver of any other provision, breach, default right or remedy or of the same provision, breach, default, right or remedy on a future occasion. The rights and remedies provided in this Warrant are cumulative and are in addition to all rights and remedies which the Holder and each Shareholder may have in law or in equity or by statute or otherwise.

        5.4 NOTICES. Any notice, request, or other communications required or permitted hereunder shall be in writing and shall deemed to have been duly given if sent by facsimile, or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery, addressed (a) if to the Holder or a Shareholder, to it at the last known address appearing on the books of the Company maintained for such purpose, or (b) if to the Company, to it at 1840 Gateway Drive, Suite 200, San Mateo, California 94404, attention:
Chief Executive Officer, telephone (650) 261-9400, facsimile (650) 261-9468, with a copy (which will not constitute notice) to David L. Kagel, Esq., 1801 Century Park East, 25th Floor, Los Angeles, California 90067, telephone (310) 553-9009, facsimile (310) 553-9693. Any party hereto may by notice so given change its address for future notice hereunder. All such notices will be deemed to have been given (i) upon confirmation of delivery, if sent by facsimile, or
(ii) upon delivery, if sent by courier or personal delivery.

        5.5 SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon, the Company and any Person succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company with respect to the shares of Common Stock issuable upon exercise of this Warrant, shall survive the exercise, expiration or termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the Holder, each Shareholder and their respective successors and assigns.

        5.6     SEVERABILITY.

                (a) If, in any action before any court or agency legally empowered to enforce any term, any term is found to be unenforceable, then such term shall be deemed modified to the extent necessary to make it enforceable by such court or agency.

                (b)     If any term is not curable as set forth in subsection
(a) above, the unenforceability of such term shall not affect the other provisions of this Warrant but this Warrant shall be construed as if such unenforceable term had never been contained herein.

        5.7 WAIVER AND AMENDMENT. Any provision of this Warrant may be amended, waived, modified or verified, including by way of settlements or otherwise, upon the written consent of the Company and the holders of at least a majority-in-interest of all outstanding Warrants issued pursuant to the Note Agreement with the same terms hereof.

        5.8 GOVERNING LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts entered into and to be performed wholly within California by California residents.

        5.9 EXPRESS NOTICE OF EXERCISE PERIOD. To the extent the Exercise Period shall be determined under subsection (ii) of such definition hereof, the Company will provide the Holder 15 days prior written notice, and thereafter the Holder's right to exercise this Warrant shall continue until the termination of the Exercise Period.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer on ______________________.


TELEGEN CORPORATION


By:
     -------------------------------
     Jessica L. Stevens
     Chief Executive Officer

                              SCHEDULE OF EXHIBITS


EXHIBIT A      -        Notice of Exercise (Section 2.1)

EXHIBIT B      -        Investment Representation Certificate (Section 3.2(a))

EXHIBIT C      -        Assignment Form (Section 3.2(d))

                                    EXHIBIT A

                             NOTICE OF EXERCISE FORM

                    (To be executed only upon partial or full
                        exercise of the attached Warrant)


        The undersigned registered Holder of the attached Warrant hereby irrevocably exercises the attached Warrant for and purchases shares of Common Stock of Telegen Corporation and herewith makes payment therefore in the
amount of US$        , all at the price and on the terms and conditions
specified in the attached Warrant.

        The undersigned requests that a certificate (or _________certificates in denominations of ______ shares) for the shares of Common Stock of Telegen Corporation hereby purchased be issued in the name of and delivered to (circle one) (a) the undersigned or (b) ___________________, whose address is____________________________________ and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the attached Warrant, that a new Warrant of like tenor for the number of shares of Common Stock of Telegen Corporation not being purchased hereunder be issued in the name of and delivered to (circle one) (a) the undersigned or
(b) ________________________, whose address is _______________________.

Dated:
       ----------------------------

Signature Guaranteed
                                   ---------------------------------------------

                                   ---------------------------------------------



                                   By:
                                           ------------------------------------
                                           (Signature of Registered Holder)

                                   Title:
                                           ------------------------------------

NOTICE: The signature to this Notice of Exercise must correspond with the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatever.

                                    EXHIBIT B

                      INVESTMENT REPRESENTATION CERTIFICATE


Holder:
                  ---------------------------------------------------

Company:          Telegen Corporation, a California corporation

Security:         Common Stock

Amount:
                  ------------------

Date:
                  ------------------

        In connection with the purchase of the above-listed securities (the "Securities"), the undersigned (the "Holder") represents to the Company as follows:

        (a) The Holder is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Holder is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act");

        (b) The Holder understands that the Securities may have not been registered under the Securities Act in reliance upon a specific exemption therefor, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein. In this connection, the Holder understands that, in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for such exemption may be unavailable if the Holder's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future;

        (c) The Holder further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, the Holder understands that the certificate evidencing the Securities will be imprinted with the legend referred to in the Warrant under which the Securities are being purchased unless there exists an effective registration statement for such securities;

        (d) The Holder is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: (i) the availability of certain public information about the Company;
(ii) the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold; (iii) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein;

        (e) The Holder further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market upon which to make such a sale then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Holder may be precluded from selling the Securities under Rule 144 even if the one-year minimum holding period had been satisfied; and

        (f) The Holder further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


Date:
      -------------------------------

                                            HOLDER:

                                            --------------------------------

                                    EXHIBIT C

                                 ASSIGNMENT FORM

        (To be executed only upon the assignment of the attached Warrant)


        FOR VALUE RECEIVED, the undersigned registered Holder of the attached Warrant hereby sells, assigns and transfers unto ____________, whose address is _______________ all of the rights of the undersigned under the attached Warrant, with respect to ____________ shares of Common Stock of Telegen Corporation and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the attached Warrant, then a new Warrant of like tenor for the number of shares of Common Stock of Telegen Corporation not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint _________________ attorney to register such transfer on the books of Telegen Corporation maintained for the purpose, with full power of substitution in the premises.

Dated:
       ---------------------

Signature Guaranteed
                                      -----------------------------------------

                                      -----------------------------------------



                                      By:
                                           ------------------------------------
                                           (Signature of Registered Holder)

                                      Title:
                                             ----------------------------------


NOTICE: The signature to this Assignment must correspond with the name upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatever.